[Translation]






                        SECURITIES REGISTRATION STATEMENT
                                  for NAV sale

                                SECURITIES REPORT
                          (The 33rd Accounting Period)
                              From: October 1, 2002
                             To: September 30, 2003












                         VANGUARD WELLESLEY INCOME FUND
                                     (2459)

[Translation]






                        SECURITIES REGISTRATION STATEMENT
                                  for NAV Sale
















                         VANGUARD WELLESLEY INCOME FUND
                                     (2459)

                        SECURITIES REGISTRATION STATEMENT
                                  for NAV sale

To: Director of Kanto Local Finance Bureau

                                            Filing Date of SRS: March 31, 2004

Name of the Registrant Trust:               VANGUARD WELLESLEY INCOME FUND


Name of Representative:                     John J. Brennan
                                            Chairman and Chief Executive Officer


Address of Principal Office:                100 Vanguard Boulevard,
                                            Malvern, Pennsylvania 19355
                                            U.S.A.


Name and Title of Registration Agent:       Ken Miura
                                            Attorney-at-Law
                                            Signature          [Ken Miura]
                                                               (Seal)

Address or Place of Business                Mori Hamada & Matsumoto
                                            JFE Building,
                                            1-2, Marunouchi 1-chome
                                            Chiyoda-ku, Tokyo

Name of Liaison Contact:                    Akihito Miyake


Place of Liaison Contact:                   Mori Hamada & Matsumoto
                                            JFE Building,
                                            1-2, Marunouchi 1-chome
                                            Chiyoda-ku, Tokyo


Phone Number:                               03-6212-8316

                        Offering or Sale for Registration
                        ---------------------------------

Name of the Fund Making                     VANGUARD WELLESLEY INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of Foreign                 Registered Shares with par value
Investment Fund Securities to be            $0.001 per Share
Offered or Sold:                            Up to 47,596,000 Shares

                                            In respect of 47,596,000 Shares, up
                                            to the total amount aggregating the
                                            amounts calculated by multiplying
                                            the respective approximate issue
                                            price per Share by the respective
                                            number of Shares (The approximate
                                            amount of the limit:
                                            U.S.$1.00 billion
                                            (approximately (Y)106.1 billion))

       Note 1: The total amount of issue price during Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of January 2004 ($21.01) (US$ shall be referred to as "$" hereafter) by the number of Shares to be subscribed in Japan (47,596,000 Shares).

        Note 2: The Yen amount is translated for convenience at the rate of $1.00 = (Y)106.08 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on January 30, 2004). The same applies hereafter.


               Places where a copy of this Securities Registration
                  Statement is available for Public Inspection

                                 Not applicable.

(Total number of pages of this Securities Registration Statement in Japanese is
                       5 including front and back pages.)

                                 C O N T E N T S
                                 ---------------

                                                    Japanese            This
                                                    Original           English
                                                                     Translation


PART I.    INFORMATION CONCERNING SECURITIES            1                 1


PART II.   INFORMATION CONCERNING THE FUND....          3                 6

I.   DESCRIPTION OF THE FUND..................          3                 6

II.  FINANCIAL CONDITIONS OF THE FUND.........          3                 6

III. MISCELLANEOUS............................          3                 6

IV.  SUMMARY OF INFORMATION CONCERNING FOREIGN
     INVESTMENT FUND SHARES...................          5                 6

PART III.  SPECIAL INFORMATION................          6                 7

I.   OUTLINE OF THE TRUST.....................          6                 7

II.  OUTLINE OF THE OTHER RELATED COMPANIES...          6                 7

III. OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN DELAWARE.......................          6                 7

IV. FORM OF FOREIGN INVESTMENT
     FUND SHARES..............................          6                 7

                    PART I. INFORMATION CONCERNING SECURITIES

1.     NAME OF FUND:          Vanguard Wellesley Income Fund
                              (hereinafter referred to as the "Fund")

2.     NATURE OF FOREIGN      Investor Shares (hereinafter referred to as the
       INVESTMENT FUND SECU-  "Shares")
       RITIES CERTIFICATES:   Registered Shares with par value $0.001 per Share.
                              Additional offering type ("Tsuikagata")
                              No rating has been acquired.

3.     NUMBER OF SHARES       Up to 47,596,000 Shares of the Fund
       TO BE OFFERED FOR
       SALE (IN JAPAN):

4.     TOTAL AMOUNT OF        In respect of 47,596,000 Shares, up to the total
       OFFERING PRICE:        amount aggregating the amounts calculated by
                              multiplying the respective issue price per Share by the respective number of Shares
                              (The approximate amount of the limit:
                              U.S.$1.00 billion (approximately(Y)106.1 billion))


        Note1: The total amount of the issue price during the Offering Period is an amount calculated by multiplying the net asset value per Share of the Fund as of the end of January 2004 ($21.01) (US$ shall be referred to as "$" hereinafter) by the number of Shares to be subscribed in Japan (47,596,000 Shares).

        Note2: The Yen amount is translated for convenience at the rate of U.S.$1.00 = (Y)106.08 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on January 30, 2004). The same applies hereafter.

        Note3: Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all Dollar amounts unless otherwise specifically indicated.

        Note4: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

5.     ISSUE PRICE:           The Net Asset Value per Share to be calculated
                              on a Fund Business Day immediately after an application for purchase is received by the Fund.
                              "Fund Business Day" shall mean a day on which the New York Stock Exchange is open for business.
                              The Issue Price is available at the Place of Subscription as set forth in Nr.9 hereinbelow.

6.     SALES CHARGE:          None.
                              Account Administration Fee at an annual rate of
                              --------------------------
                              0.60% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of the quarter, the Account
                              Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

7.     MINIMUM AMOUNT OR      Minimum shares shall be integral multiples of five
       NUMBER OF SHARES:      (5) shares.

8.     PERIOD OF              From: April 1, 2004 (Thursday)
       SUBSCRIPTION:          To: March 31, 2005 (Thursday)
                              Provided that the subscription is handled only on a Fund Business Day when sales handling companies are open for business in Japan, with the exception of a day in which the next business day is a national holiday in Japan.

9.     PLACE OF SUBSCRIPTION: Monex, Inc.
                              Pacific Century Place Marunouchi 19F,
                              11-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo
                              (the "Distributor" or "Sales Handling Company")

       Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Sales Handling Company and online.

10.    DATE OF PAYMENT:       Investors shall pay the Offering Price to the
                              Distributors in Japan within four (4) business days in Japan from and including the day when the Distributors in Japan confirm the execution of the application (the "Trade Day") (See page 26 of the Annual Securities Report in Japanese). The total issue price for each application day for subscription will be transferred in U.S. Dollars by each Distributor in Japan to the Fund's custodian within one (1) Fund Business Day after the subscription date ("Payment Date").

11.    PLACE OF PAYMENT       Monex, Inc.
                              Pacific Century Place Marunouchi 19F,
                              11-1, Marunouchi 1-chome, Chiyoda-ku, Tokyo

12.    TRANSFER AGENT         Not applicable

13.    MISCELLANEOUS
(1)  There is no deposit for Subscription.
(2)  Outline of Underwriting, etc.

(a) The Distributor in Japan undertakes to sell the Shares in accordance with an agreement dated June 29, 2000 (as amended on August 2, 2000 and February 5, 2001) with The Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(b) During the offering period, each Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's Transfer Agent.

     Note:Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(c)  The Fund has appointed Monex, Inc. as the Agent Company in Japan.

     Note:"The Agent Company" shall mean a sales handling company who is a member of the Japan Securities Dealers Association ("JSDA") which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to JSDA and other Sales and Repurchase Handling Companies rendering such other services.

(3)  Method of Subscription:

          Investors who subscribe for Shares shall enter with the Distributor or Sales Handling Company an agreement concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Sales Handling Company an Application for opening of Transactions Account opened in accordance with such Agreement.
          The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Day of each application.
          No interest accrues on the subscription money.
          The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by each Distributor on the Payment Date.

(4)  Offerings other than in Japan:

          In parallel with the Offering, Investor Shares are offered in the United States of America.

                        PART II. INFORMATION ON THE FUND

I.   DESCRIPTION OF THE FUND

The same information as I. DESCRIPTION OF THE FUND of the Annual Securities Report attached hereafter (the Annual Securities Report mentioned below (in Japanese), from page 1 to page 33).

II.  FINANCIAL CONDITIONS OF THE FUND

The same information as II. FINANCIAL CONDITIONS OF THE FUND of the Annual Securities Report attached hereafter (Ditto, from page 34 to page 97).

III. MISCELLANEOUS

(A) The following documents have been filed with the Director of Kanto Local Financial Bureau of the Ministry of Finance.
     March 31, 2003          Securities Registration Statement
                             Annual Securities Report (The 32nd Account Period)
     June 30, 2003           Semi-annual Report (during the 33rd Account Period)
                             Amendment to Securities Registration Statement
     December 26, 2003       Amendment to Securities Registration Statement

(B)  The ornamental design is used in cover page of the Japanese Prospectus.

IV. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT TRUST SHARES

The same information as V. SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT TRUST SHARES of the Annual Securities Report attached hereafter (the Annual Securities Report mentioned below (in Japanese), page 102).

                          PART III. SPECIAL INFORMATION

I.   OUTLINE OF THE TRUST

     The same information as III. OUTLINE OF THE MANAGEMENT COMPANY of the Annual Securities Report attached hereafter (Ditto, from page 98 to page
     99).

II.  OUTLINE OF THE OTHER RELATED COMPANIES

     The same information as IV. OUTLINE OF THE OTHER RELATED COMPANIES of the Annual Securities Report attached hereafter (Ditto, from page 100 to page
     101).

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN DELAWARE

     The same information as VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN DELAWARE of the Annual Securities Report attached hereafter (Ditto, from page 103 to page 107).

IV.  FORM OF FOREIGN INVESTMENT FUND SECURITIES

     No Share certificates of the Fund shall be issued.

[Translation]






                            ANNUAL SECURITIES REPORT
                          (The 33rd Accounting Period)
                              From: October 1, 2002
                             To: September 30, 2003















                         VANGUARD WELLESLEY INCOME FUND
                                     (2459)

                            ANNUAL SECURITIES REPORT
                          (The 33rd Accounting Period)
                              From: October 1, 2002
                             To: September 30, 2003

To: Director of Kanto Local Finance Bureau

                 Filing Date of Annual Securities Report: March 31, 2004

Name of the Registrant Trust:               VANGUARD WELLESLEY INCOME FUND


Name of Representative:                     John J. Brennan
                                            Chairman and Chief Executive Officer


Address of Principal Office:                100 Vanguard Boulevard,
                                            Malvern, Pennsylvania 19355
                                            U.S.A.


Name and Title of Registration Agent:       Ken Miura
                                            Attorney-at-Law
                                            Signature [Ken Miura]
                                                      (Seal)

Address or Place of Business                Mori Hamada & Matsumoto
                                            JFE Building,
                                            1-2, Marunouchi 1-chome
                                            Chiyoda-ku, Tokyo

Name of Liaison Contact:                    Akihito Miyake

Place of Liaison Contact:                   Mori Hamada & Matsumoto
                                            JFE Building,
                                            1-2, Marunouchi 1-chome
                                            Chiyoda-ku, Tokyo

Phone Number:                               03-6212-8316

     Places where a copy of this Annual Securities Report is available for Public Inspection

                                 Not applicable.

     (Total number of pages of this Annual Securities Report in Japanese is
                       56 including front and back pages.)

                                C O N T E N T S
                                ---------------

                                                    Japanese            This
                                                    Original           English
                                                                     Translation

I.   DESCRIPTION OF THE FUND..................          1                 1

     l.   NATURE OF THE FUND..................          1                 1

     2.   INVESTMENT POLICY...................          5                 8

     3.   INVESTMENT RISKS....................         14                23

     4.   FEES AND TAX........................         17                29

     5.   STATUS OF INVESTMENT FUND...........         20                36

     6.   MANAGEMENT AND ADMINISTRATION.......         28                47

II.  FINANCIAL CONDITIONS OF THE FUND.........         34                58

III. OUTLINE OF THE TRUST.....................         98                60

     1.   OUTLINE OF THE TRUST................         98                60

     2.   DESCRIPTION OF BUSINESS AND
          OUTLINE OF OPERATION................         99                62

     3.   RESTRICTIONS ON TRANSACTIONS WITH
          INTERESTED PARTIES..................         99                62

     4.   MISCELLANEOUS.......................         99                63

IV.  OUTLINE OF THE OTHER RELATED COMPANIES...        100                64

V.   SUMMARY OF INFORMATION CONCERNING
     FOREIGN INVESTMENT FUND SHARES...........        102                67

VI.  OUTLINE OF THE SYSTEM OF INVESTMENT
     TRUSTS IN DELAWARE.......................        103                68

VII. REFERENCE INFORMATION....................        108                78

        Note1: The Yen amount is translated for convenience at the rate of $1.00 = (Y)106.08 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on January 30, 2004). The same applies hereafter.

        Note2: Since Shares are denominated in U.S. Dollars, the amounts appearing hereafter are all Dollar amounts unless otherwise specifically indicated.

        Note3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into Yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese Yen figures for the same information differ from each other.

        Note4: In this Report, "accounting period" (hereinafter also referred to as "fiscal year") refers to a year from October 1st to September 30th of each year.

                           I. DESCRIPTION OF THE FUND

1.   NATURE OF THE FUND

(1)  Objects and Basic Nature of the Fund:

          VANGUARD WELLESLEY INCOME FUND (the "Fund" or the "Trust") seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

          The Trust was organized as a Delaware corporation in 1968, was reorganized as a Maryland corporation in 1973, and then was reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Wellesley Income Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management company. The Trust currently offers the investor class of following fund in Japan:
          Vanguard Wellesley Income Fund
          The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

(2)  History of the Fund:

     September 24, 1968: Organized as a Delaware corporation
     January 10, 1973:   Reorganized as a Maryland corporation
     January 23, 1998:   Execution of the Agreement and Declaration of Trust
     May 1, 1998:        The Trust was reorganized as a Delaware statutory trust
     July 19, 2002:      Execution of the Amended and Restated Agreement and
                         Declaration of Trust

(3)  Structure of the Fund:

(A)  Structure of the Fund

                           Related Parties of the Fund
                           ---------------------------

      --------
      | Trust |
-------------------------------------
|  VANGUARD WELLESLEY INCOME FUND    |------------------
-------------------------------------                   |
|        Trustees                    |                  |
|(Agreement and Declaration of Trust)|        Funds' Service Agreement
-------------------------------------                   |
    |                           |              -------------------------
    |                           |              |  Investment Manager,   |
    |                           |              |      Transfer and      |
    |                           |              | Dividend-Paying Agent  |
    |                           |            ---------------------------------
    |                           |            |    THE VANGUARD GROUP, INC.    |
    |                           |            |      Investment Manager,       |
Investment                      |            |  Transfer and Dividend-Paying  |
Advisory                   Global Custody    |            Agent               |
Agreement                    Agreement       ---------------------------------
    |                           |                  |                     |
    |                  ---------------             |                     |
    |                  |  Custodian   |            |                     |
    |               ----------------------         |                     |
    |               | JPMORGAN CHASE BANK |        |                     |
    |               |      Custodian      |     Shares                 Agent
    |               ----------------------    Distribution and        Company
    |                                          Redemption            Agreement
    |                                          Agreement                 |
   ---------------------                           |                     |
   | Investment Advisor |                          |                     |
--------------------------------------           ------------------------
| WELLINGTON MANAGEMENT COMPANY, LLP. |          |     Agent Company     |
|       Investment Advisor            |          | Distributor in Japan  |
--------------------------------------        ------------------------------
                                              |          MONEX, INC.        |
                                              |    * Agent Company          |
                                              |    * Distributor in Japan   |
                                              -------------------------------


          (B) Agreements made between Investment Manager and the Related Companies
-------------------------------- --------------------------- -----------------------------------------------
          Assignment                     Companies                             Agreements
-------------------------------- --------------------------- -----------------------------------------------
-------------------------------- --------------------------- -----------------------------------------------
(1)Investment Manager             The Vanguard Group, Inc.    *   Investment management and transfer and
Transfer and Dividend-Paying                                      dividend-paying agency services are
Agent                                                             provided to the Fund under the Fourth
                                                                  Amended and Restated Funds' Service
                                                                  Agreement dated June 15, 2001.
-------------------------------- --------------------------- -----------------------------------------------
-------------------------------- --------------------------- -----------------------------------------------
(2)Custodian                      JPMorgan Chase Bank         *   Custody services to the Fund are provided
                                                                  under a Global Custody Agreement dated
                                                                  June 25, 2001, and most recently amended
                                                                  on November 25, 2003.
-------------------------------- --------------------------- -----------------------------------------------
-------------------------------- --------------------------- -----------------------------------------------
(3)Investment Advisor             Wellington Management       *   Investment advisory services are provided
                                  Company, LLP                    to the Fund under an Investment Advisory
                                                                  Agreement dated April 1, 2000, and most
                                                                  recently amended on January 1, 2002.
-------------------------------- --------------------------- -----------------------------------------------
-------------------------------- --------------------------- -----------------------------------------------
(4)Agent Company                  Monex, Inc.                 *   Agent Company with respect to the
                                                                  sale of the Fund's Shares in Japan under an
                                                                  Agent Company Agreement as amended February
                                                                  5, 2001.
-------------------------------- --------------------------- -----------------------------------------------
-------------------------------- --------------------------- -----------------------------------------------
(5)Distributor in Japan           Monex, Inc.                 *   Forwarding the purchase or repurchase
                                                                  orders for the Shares in Japan under a
                                                                  Shares Distribution and Redemption
                                                                  Agreement as amended February 5, 2001.
-------------------------------- --------------------------- -----------------------------------------------

(C)   Outline of the Trust

------------------------------------ -----------------------------------------------------------------------
Trust                                Vanguard Wellesley Income Fund
------------------------------------ -----------------------------------------------------------------------
------------------------------------ -----------------------------------------------------------------------
(1)Law of Place of                   The Trust was organized as a Delaware corporation in 1968,
Incorporation                        reorganized as a Maryland corporation in 1973, and then
                                     reorganized as a Delaware statutory trust in May 1998. The
                                     Trust is registered with the SEC under the 1940 Act as an
                                     open-end, diversified management investment company.
------------------------------------ -----------------------------------------------------------------------
------------------------------------ -----------------------------------------------------------------------
(2)Purpose of the Company            The Trust was established to conduct, operate, and carry on the business of a management investment company registered under the 1940 Act through one or more series investing primarily in securities.
------------------------------------ -----------------------------------------------------------------------
------------------------------------ -----------------------------------------------------------------------
(3)Amount of Capital Stock           Not applicable.
------------------------------------ -----------------------------------------------------------------------
------------------------------------ -----------------------------------------------------------------------
(4)History of the Company            September 24, 1968:         Organized as a Delaware corporation
                                     January 10, 1973:           Reorganized as a Maryland corporation
                                     January 23, 1998:           Execution of the Agreement and
                                                                 Declaration of Trust
                                     May 1, 1998:                Reorganized as a Delaware statutory trust
                                     July 19, 2002:              Execution of the Amended and Restated
                                                                 Agreement and Declaration of Trust
------------------------------------ -----------------------------------------------------------------------
------------------------------------ -----------------------------------------------------------------------
(5)Major Shareholders                 As of the date hereof, no person owned of record 5% or more of the outstanding Shares of the Fund.
------------------------------------ -----------------------------------------------------------------------
------------------------------------ -----------------------------------------------------------------------
(6)Name and Title of                 John J. Brennan, Chairman and Chief Executive Officer
Representative
------------------------------------ -----------------------------------------------------------------------

(4)  Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

          The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the Investment Company Act of 1940, as amended, the United States Internal Revenue Code, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the "Blue Sky" laws (state securities laws of the various states in the United States) and the regulations promulgated under such laws.
          The substance of the governing law is as follows:
     a. Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of Delaware Statutory Trusts") NOTE: This chapter was amended, effective 9/1/2002 to change the term "business trust" to "statutory trust".
          Chapter 38 provides as follows:
          Delaware has had in effect since October 1, 1988, the Statutory Trust Act, which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.
          Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable to the statutory trust or to any beneficial owner for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

          To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable to the statutory trust, any beneficial owner, or any trustee for their good faith reliance on the provisions of the trust agreement.
     b.   Delaware Common Law
          Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware are applicable to Delaware Statutory Trusts and trustees of such trusts.
     c.   Investment Company Act of 1940
          The Investment Company Act of 1940 (the "1940 Act") gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.
     d.   Securities Act of 1933
          The Securities Act of 1933 (the "1933 Act") regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.
     e.   Securities Exchange Act of 1934
          The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

     f.   The Internal Revenue Code of 1986
          The Code provides for the qualification of a fund to be treated as a regulated investment company.

(5)  Outline of the Supervisory Authorities
          The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

     a.   The SEC

     (i)  Acceptance of registration applications
          (Sections 7 and 8 of the 1940 Act)
          An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.
     (ii) Suspension or revocation of registration as a registered investment company
          (Section 8 of the 1940 Act)
          An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.
     (iii) Supervision of changes in trustees and officers
          (Section 9(b) of the 1940 Act)
          The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.
     (iv) Examination of registration statement
          (Sections 5 and 8 of the 1933 Act)
          In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.
     (v) Supervision of the business (Section 12 of the 1940 Act) The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.
     (vi) Acceptance of periodic reports (Section 30 of the 1940 Act) The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.
     b.   State Securities Supervisory Authorities
     (i)  Provisions concerning licenses
          Most states require brokers, dealers, securities salespersons, and certain investment advisers either to acquire licenses from the state or, at least, to be registered with a state agency.
     (ii) Provisions concerning registration of securities
          Most of the 50 states require notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.
     (iii) Provisions concerning prevention of fraud
          In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

2.   INVESTMENT POLICY
(1)  Investment Policies:
     Investment Objective
          The Fund seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.
     PRIMARY INVESTMENT STRATEGIES
          The Fund invests approximately 60% to 65% of its assets in investment-grade corporate, U.S. Treasury, and government agency bonds, as well as mortgage-backed securities. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.
          This  document  describes  the primary  risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets.
          The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's Board of Trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.
          Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fun investing exclusively in stocks.

     MARKET EXPOSURE
     BONDS
          The Fund invests approximately 60% to 65% of its assets in bonds.
          The Fund is subject to income risk, which is the chance that the Fund's dividends (income) will decline because of falling interest rates. A fund's dividends decline when interest rates fall, because the fund must then invest in lower-yielding bonds. Income risk is generally greatest for shorter-term bonds and least for longer-term bonds.
          Changes in interest rates can affect bond prices as well as bond income.
          The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk for the Fund should be moderate because the duration of the bond portfolio is intermediate-term, and because the equity portfolio consists mainly of income-generating stocks, which are moderately sensitive to interest rate changes.
          Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
          To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
How Interest Rate Changes Affect the Value of a $1,000 Bond*
--------------------------------------------------------------------------------
TYPE OF BOND (MATURITY)       AFTER A 1%   AFTER A 1%  AFTER A 2%   AFTER A 2%
                              INCREASE     DECREASE    INCREASE     DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)        $977         $1,024      $955         $1,048
--------------------------------------------------------------------------------
Intermediate-Term (10 years)  926          1,082       858          1,172
--------------------------------------------------------------------------------
Long-Term (20 years)          884          1,137       786          1,299
--------------------------------------------------------------------------------
*Assuming a 5% yield
--------------------------------------------------------------------------------

          These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular. Also, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.
          Because bond and stock prices often move in different directions, the Fund's stock holdings help to dampen - but not eliminate - some of the bond-price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not have as dramatic an effect on the Fund as it would on a fund made up entirely of stocks.


     STOCKS
     The remaining 35% to 40% of the Fund's assets are invested in stocks.
          The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
          To illustrate the volatility of stock prices, the following table shows the best, worst, and average annualized total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

        ------------------------------------------------------------------
                       U.S. STOCK MARKET RETURNS (1926-2003)
        ------------------------------------------------------------------
                  1 YEAR        5 YEARS        10 YEARS       20 YEARS
        ------------------------------------------------------------------
        Best           54.2%          28.6%          19.9%           17.8%
        ------------------------------------------------------------------
        Worst          -43.1          -12.4           -0.8             3.1
        ------------------------------------------------------------------
        Average         12.4           10.7           11.2            11.3
        ------------------------------------------------------------------

          All market indexes referenced in this document are the exclusive property of their respective owners.
          The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
          As of September 30, 2003, the Fund had invested 13.0% of its net assets (and 35.0% of its equity securities) in its top ten stock holdings.

     SECURITY SELECTION
          Investment Advisor invests approximately 60% to 65% of the Fund's assets in investment-grade bonds and approximately 35% to 40% of the Fund's assets in dividend-paying common stocks. While the mix of stocks and bonds varies from time to time, depending on the Advisor's view of economic and market conditions, bonds can be expected to represent at least 60% of the Fund's holdings.
          The Fund is run according to traditional methods of active investment management. To achieve the Fund's objective - income and moderate capital appreciation - the Advisor follows specific strategies for bond and stock selection.
          The Fund is generally managed without regard to tax ramifications.
          The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar objective.


     BONDS
          Investment Advisor selects investment-grade bonds that it believes will generate a high and sustainable level of current income, as well as long-term growth of income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities. The bonds are bought and sold according to the Investment Advisor's judgment about bond issuers and the general direction of interest rates, within the context of the economy in general. While the Fund does not have specific maturity guidelines, the duration of the Fund's bond portfolio as of September 30, 2003, was 5.4 years.

     A breakdown of the Fund's bond holdings (which amounted to 61% of net assets) as of September 30, 2003, follows:

--------------------------------------------------------------------
Type of Bond                      Percentage of Fund's Bond Holdings
--------------------------------------------------------------------
Industrial                                          44 %
--------------------------------------------------------------------
Finance                                             32 %
--------------------------------------------------------------------
Utilities                                           11 %
--------------------------------------------------------------------
Foreign Issuers                                      5 %
--------------------------------------------------------------------
Government Mortgage-Backed                           5 %
--------------------------------------------------------------------
Asset-Backed                                         2 %
--------------------------------------------------------------------
Treasury / Agency                                    1 %
--------------------------------------------------------------------

          Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.
          The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline.
          Investment Advisor purchases bonds that are investment-grade quality--that is, bonds rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's--and, to a lesser extent, unrated bonds that are of comparable credit quality in the Advisor's opinion. The dollar-weighted average quality of bonds held by the Fund, as of September 30, 2003, was A1, according to Moody's.
          The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds' prices. In other words, while Treasury and agency bonds enjoy the highest credit ratings, their prices - like the prices of other bonds in the Fund - will fluctuate with changes in interest rates.
          While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors - bond calls.

          The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers may call -or repay - securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low to moderate for the Fund because it invests only a limited portion of its assets in callable bonds and mortgage-backed securities.
          To protect the Fund's corporate bond holdings against call risk, the Investment Advisor purchases bonds that have reasonable protection from being called.
          Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder
     - such as the American homeowner - who benefits from lower rates.


     STOCKS
          The Fund's stocks are chosen primarily for their dividend-producing capabilities, but must also have the potential for moderate long-term capital growth. The Investment Advisor looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future. This income orientation leads the Fund to invest in stocks with higher than market-average dividend yields. As a result, the Fund's equity holdings are expected to have more of a value orientation than a growth orientation. Securities are sold when an investment has achieved its intended purpose, or because it is no longer considered attractive.
          The Fund is subject to investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

     TURNOVER RATE
          Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Fund's average turnover rate for the past five years has been about 29%. (A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.)

     OTHER INVESTMENT POLICIES AND RISKS
          Besides investing in bonds and stocks, the Fund may make certain other kinds of investments to achieve its objective.
          Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its stock holdings this way. These securities may be traded on U.S. or non-U.S. markets.
          To the extent that it owns non-U.S. securities, the Fund is subject to
     (1) country risk, which is the chance that domestic events - such as political upheaval, financial problems, or natural disasters - will weaken a country's securities markets; and (2) currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
          The Fund may also invest in fixed-income securities issued by foreign governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards. With respect to its investments in non-U.S. bonds, the Fund is subject to country risk.
          The Fund may invest in securities that are convertible into common stocks, as well as invest modestly in collateralized mortgage obligations
     (CMOs).
          The Fund may also invest, to a very limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

     TEMPORARY INVESTMENT MEASURES
          The  Fund  may   temporarily   depart   from  its  normal   investment
     policies--for instance, by allocating substantial assets to cash investments --in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

     COSTS AND MARKET-TIMING
          Some investors try to profit from a strategy called market-timing - switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:
     * Each Vanguard fund reserves the right to reject any purchase request - including exchanges from other Vanguard funds - that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
     * Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
     * Certain Vanguard funds charge purchase and/or redemption fees on transactions. The Vanguard funds do not permit market-timing. Do not invest with Vanguard if you are a market-timer.

(2)  OBJECTS OF INVESTMENT:

          Some of the investment policies described below and in the preceding section set forth percentage limitations on the Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.
          The following policies and explanations supplement the Fund's investment objective and policies set forth above.

     REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the Investment Advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund.
          The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


     SECURITIES LENDING. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for non-US securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities lent, to market appreciation or depreciation.
          The terms, the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the rules or interpretations of the Commission thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e. the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the Fund at any time, and (4) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the Fund's Board of Trustees.

     At the present time, the Commission does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees, and the Fund may pay such fees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     INTERFUND BORROWING AND LENDING. The Commission has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.
          Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers.

          If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Fund's Investment Advisor monitors the liquidity of restricted securities on a daily basis, the Fund's Board of Trustees oversees and retains ultimate responsibility for the Advisor's decisions. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are instruments that represent direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.
          Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

          Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of principal and interest and ultimate collection of principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.
          Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. The Fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The Fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indices) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant
     (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, the Fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described in the "Borrowing" section of the Statement of Additional Information available in English upon request.
          An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the exercise or strike price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
          A Fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, the Fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements.
          The Fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund avoids being deemed a "commodity pool" or a "commodity pool operator" by limiting its use of futures contracts and futures options to "bona fide hedging" transactions (as defined by the CFTC) and by limiting the maximum amount or value of those futures and options transactions that do not constitute bona fide hedging transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and
     (4) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

(3)  STRUCTURE OF THE MANAGEMENT:
          Wellington Management Company, LLP, Advisor to the Fund, is an investment advisory firm founded in 1928. As of September 30, 2003, Wellington Management managed about $353 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the Trustees and officers of the Fund.
          The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities, and to seek to obtain the best available price and most favorable execution for all transactions. In the interest of obtaining better execution of a transaction, the Advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the Advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the Advisor. Also, the Fund's Board of Trustees may direct the Investment Manager to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as brokerage or research services provided to the Advisor.

(4)  DISTRIBUTION POLICY:
          The Fund distributes to Shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December.
          Investors in Japan will receive distributions of income dividends or capital gains in cash.

(5)  INVESTMENT LIMITATIONS:
          The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of Shares means the lesser of: (1) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.
     (1) BORROWING. The Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.
     (2) COMMODITIES. The Fund may not invest in commodities. The Fund may invest in futures contracts on securities and indexes. The Fund may also invest in options on futures and options on securities and indexes. No more than 5% of the Fund's total assets may be used as initial margin deposit and premium for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.
     (3) DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.
     (4) ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.
     (5) Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry. Utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
     (6) INVESTING FOR CONTROL. The Fund may not invest in a company for the purposes of controlling its management.
     (7) LOANS. The Fund may not lend money to any person except by purchasing fixed-income securities that are publicly distributed or customarily purchased by institutional investors, or by entering into repurchase agreements, or by lending its portfolio securities.
     (8) MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     (9) Pledging assets. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.
     (10) Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate, or interests therein.
     (11) Senior Securities. The Fund may not issue senior securities, except in compliance with the 1940 Act.
     (12) Underwriting. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

          Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.
          None of these limitations prevents the Fund from having an ownership interest in The Vanguard Group (Vanguard). As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management Structure" for more information.

     INVESTMENT POLICIES RELATING TO THE SALE OF INVESTOR SHARES OF THE FUND IN JAPAN. In connection with the offering of the Fund's Investor Shares in
     Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund may not:
     (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets;
     (2) Together with other mutual funds managed by The Vanguard Group, Inc., acquire more than 50% of the outstanding voting securities of any issuer;
     (3) Invest more than 15% of its net assets in illiquid securities (which includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); and
     (4) Sell securities short at any time in excess of its net asset value.

     If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan, and (2) the undertaking is required by "Standards of Selection of Foreign Investment
     Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

3.   INVESTMENT RISKS
(1)  PRIMARY RISKS
          The Fund is subject to several bond and stock market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.

     - With approximately 60% to 65% of its assets allocated to bonds, the Fund is subject to bond risks: Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund's dividends (income) will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause prices to decline; and call risk, which is the chance that during periods of falling interest rates, issuers may call - or repay - securities with higher coupons (interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

     - With approximately 35% to 40% of its assets allocated to stocks, the Fund is subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market, in general. These periods have, in the past, lasted for as long as several years.
     - The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar objective.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.
          The Fund could suffer losses if it is unable to close out a futures contract or a future option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.
          The Fund bears the risk that its adviser will incorrectly predict future market trends. If the adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
          The Fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breached its agreement with the Fund or became insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     NON-U.S. INVESTMENTS. The Fund may invest up to 20% of its equity assets in non-U.S. common stocks and securities convertible into non-U.S. stocks. The Fund may also invest without limit in U.S. Dollar denominated debt securities issued by governments outside the United States, their agencies and instrumentalities, supranational entities and companies located outside the U.S. Investors should recognize that investing in non-U.S. companies involves certain special considerations which are not typically associated with investing in U.S. companies. Among these risks are the following:

     CURRENCY RISK. Since the stocks of non-U.S. companies are frequently denominated in non-U.S. currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in non-U.S. currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward currency transactions in order to hedge currency risk associated with investments in foreign securities. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
     COUNTRY RISK. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain non-U.S. companies than about U.S. companies. Securities of some non-U.S. companies are generally less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of non-U.S. stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain countries outside the United States, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.
          Although the Investment Advisor will endeavor to achieve most favorable execution costs for the Fund's portfolio transactions, commissions on many non-U.S. stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's non-U.S. securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.
          Certain governments outside the United States levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of non-U.S.
     withholding taxes will reduce the income the Fund receives from its non-U.S. investments.

     U.S. FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for U.S. federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities  and,  consequently,  the  nature  of the  gain  or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the Fund.
          In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of non-U.S. currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
          The Fund will distribute to Shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.

     U.S. FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the U.S. federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. Dollar or determined by reference to the value of one or more currencies other than the U.S. Dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in U.S. Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. Dollar by a taxpayer whose functional currency is the U.S. Dollar is also treated as a transaction subject to the special currency rules. However, non-U.S. currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, non-U.S. currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss non-U.S. currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The U.S. Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as non-U.S. equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. Dollar-denominated investments and non-U.S. currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

(2)  MANAGEMENT STRUCTURE FOR THE RISKS
          The Fund Compliance Group regularly reviews the Fund's investments and operations to determine that the Fund remains in compliance with all applicable regulatory requirements.

4.   FEES AND TAX
(1)  Sales Charge
     (a) Sales charge in overseas markets: No sales charge will be charged in overseas markets.
     (b)  Sales charge in Japan:
          No sales charge will be charged in Japan.
(2)  Repurchase Charge:
     (a) Repurchase charge in overseas markets: No repurchase charge will be charged in overseas markets.
     (b) Repurchase charge in Japan: No repurchase charge will be charged in Japan.
(3)  Management Fee, etc.:
     (a)  Trustee Fees:
               The same individuals serve as Trustees of all 118 Vanguard funds (116 funds in the case of Mr. Malkiel), and each fund pays a proportionate share of the Trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
          Independent Trustees. The funds compensate their independent Trustees (i.e., the ones who are not also officers of the funds) in three ways:
          * The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.
          * The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.
          * Upon retirement (after attaining age 65 and completing five years of service), the independent Trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible Trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the Trustees' former retirement plan. Each eligible Trustee's separate account will be credited annually with interest at a rate of

               7.5% until the Trustee receives his or her final distribution. Those independent Trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.
          "Interested" Trustee. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as Officer of The Vanguard Group, Inc. Compensation Table. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds. All information shown is for the Fund's fiscal year ended September 30, 2003.

            VANGUARD WELLESLEY INCOME FUND TRUSTEES'COMPENSATION TABLE
--------------------------------------------------------------------------------
                                  Pension or
                                  Retirement                         Total
 Names of                          Benefits      Accrued Annual    Compensation
 Trustees          Aggregate    Accrued as Part     Retirement      from All
                  Compensation  of this Fund's      Benefit at    Vanguard Funds
                from this Fund     Expenses      January 1, 2003     Paid to
                      (1)             (1)               (2)        Trustees(3)
--------------------------------------------------------------------------------
John J. Brennan           None             None             None            None
--------------------------------------------------------------------------------
Charles D. Ellis        $1,972              N/A              N/A        $111,000
(4)
--------------------------------------------------------------------------------
Rajiv L. Gupta           1,972              N/A              N/A         111,000
--------------------------------------------------------------------------------
JoAnn                    1,972              $72           $3,400         111,000
Heffernan
Heisen
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Burton G.                1,972              117           10,500         111,000
Malkiel
--------------------------------------------------------------------------------
Alfred M.                1,972               87            5,500         111,000
Rankin, Jr.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Lawrence              2,368               91            7,800         127,700
Wilson
--------------------------------------------------------------------------------

(1) The amounts shown in this column are based on the Fund's fiscal year ended September 30, 2003.
(2) Each Trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a Trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the Trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel and 90 in the case of Mr. Gupta) for the 2003 calendar year.

(4) Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that cosults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. During 2001 and 2002, Vanguard paid Greenwich subscription fees amounting to less than $275,000. Vanguard's subscription rates are similar to those of other subscribers.

     (b)  Management Expenses:
               The Fund's total annual operating expenses for Investor Shares as of September 30, 2003, were 0.31% of net assets.
               At September 30, 2003, the Fund had contributed 0.02% of its net assets to The Vanguard Group, Inc. for corporate management, administrative, marketing, and distribution services.
               For the fiscal year ended September 30, 2003, the Fund incurred $20,500,000 of The Vanguard Group, Inc.'s management (including transfer agency), distribution, and marketing expenses. The Fund paid $5,112,000 in investment advisory expenses to the Investment Advisor for the same period.

(4)  OTHER EXPENSES
     ACCOUNT ADMINISTRATION FEE
               In Japan, an Account Administration Fee at the rate of 0.60% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.
               The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.
          1. At the end of each calendar quarter, the Shareholder's average daily account will be calculated in respect of the Fund. This initial calculation is in Yen.
          2. A fee of one quarter of the 60 basis point annual fee will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)
          3. The Distributor will first attempt to withdraw the Account Administration Fee from the Shareholder's account of Daiwa MRF (Money Reserve Fund) of Daiwa Securities Investment Trust Management Co., Ltd.
          4. If there is an insufficient balance, the Distributor will next attempt to withdraw the fee from the Shareholder's account of DKA's MMF (Money Market Fund) of Dai-ichi Kangyo Asset Management Co., Ltd., with the exception that Distributor will only withdraw from balances invested for periods greater than thirty days.
          5. If there is an insufficient balance, the Distributor will then redeem shares from the Fund in respect of which the Account Administration Fee is collected. If the Shareholder holds two or more Vanguard Funds' Shares, the Distributor will redeem shares in the following order:
               (i) Vanguard Small-Cap Index Fund
               (ii) Vanguard Wellesley Income Fund
               (iii) Vanguard Total Stock Market Index Fund
          6. Shares are redeemed in whole amounts at a level that is necessary to fund any shortfall. The Distributor will then redeem the necessary Shares, deduct the Account Administration Fee owed by the Shareholder and return any excess proceeds to the Shareholder within four Bank Business Days following the redemption. These proceeds will then be swept by the Distributor to the Shareholder's Daiwa MRF on the following Bank Business Day.

(5)  TAX TREATMENT OF SHAREHOLDERS IN JAPAN:

          The tax treatment of shareholders in Japan of funds shall be as follows. Shares of this Fund are not listed on any stock exchange.
     (1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic share investment trust.
     (2) Distributions (including differences (in terms of the fund's currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be paid to individual shareholders from 1st January, 2004 to 31st March, 2008, will be subject to 10% withholding tax in Japan (i.e. 7% income tax and 3% local tax)(on and after 1st April, 2008, 20% (15% income tax and 5% local tax). Irrespective of the amount of distributions, shareholders may select either a non-tax reporting method or overall tax treatment under which distributions will be treated as distribution income by making a tax report. In the case of non-tax reporting method, there will be no additional tax to be levied other than the withholding tax.
     (3) In the case of corporations (excluding public corporation, etc.), only 7% income tax will be withheld (on and after 1st April, 2008, only 15% income tax will be withheld). The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.
     (4) Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. When the recently signed U.S.-Japan tax treaty enters into force (after the treaty is ratified) such distributions will be subject to withholding of U.S. federal income tax at the rate of 10%.
     (5) When individual shareholders transfer their units or request repurchase of their units, tax will be levied as follows: An amount (Yen amount) of transfer of the units, minus an acquisition cost (Yen amount) of the shareholder, will be treated as transfer income of shares, etc. and such amount will be subject to 10% (7% income tax and 3% local tax) until December 31, 2007 (20% (15% income tax and 5% local tax) on and after January 2008) (separate tax by tax application. If there is a profit or loss, such profit or loss may be set off by transfer profit or loss of shares, etc.

     (6) In certain case, for distributions and consideration of transfer and repurchase, a report of payments will be filed with the chief of the tax office.

     This Fund will be treated as publicly offered, foreign share fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, Also, the taxation treatment described above may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.

5.   STATUS OF INVESTMENT FUND
(1)  DIVERSIFICATION OF INVESTMENT PORTFOLIO

(Admiral Shares and Investor Shares)

                                                (as of the end of January, 2004)
--------------------------------------------------------------------------------
Type of Assets          Name of         Market Value Total      Investment Ratio
--------------------------------------------------------------------------------
Common Stocks                           $3,674,985,244.34       37.36
Corporate Bonds                         $5,741,108,267.30       58.37
Mortgage/Asset Backed
Bonds                                   $269,913,487.28         2.74
--------------------------------------------------------------------------------
        Sub Total                       $9,686,006,998.92       98.47
--------------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After Deduction of              $150,669,360.93         1.53
--------------------------------------------------------------------------------
Total (Net Asset Value)                 $9,836,676,359.85       100.00
                                                        1,043,475 million JPY
--------------------------------------------------------------------------------

     Note 1: Total Net Asset Value for Investor Shares is $8,472,754,459.77
     Note 2: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereafter.

(2)  RESULTS OF PAST OPERATIONS
     (1) Record of Changes in Net Assets
          Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January, 2004 is as follows:

(Investor Shares)

--------------------------------------------------------------------------------
                                    Dollar        Yen
                                  (millions)   (millions)     Dollar        Yen
--------------------------------------------------------------------------------
The 24th Fiscal Year Ended on
December 31, 1994                      5,681      602,640      17.05      1,809
--------------------------------------------------------------------------------
The 25th Fiscal Year Ended on
December 31, 1995                      7,181      761,760      20.44      2,168
--------------------------------------------------------------------------------
The 26th Fiscal Year Ended on
December 31, 1996                      7,013      743,939      20.51      2,176
--------------------------------------------------------------------------------
The 27th Fiscal Year Ended on
December 31, 1997                      7,646      811,088      21.86      2,319
--------------------------------------------------------------------------------
The 28th Fiscal Year Ended on
December 31, 1998                      8,498      901,468      22.12      2,346
--------------------------------------------------------------------------------
The 29th Fiscal Year Ended on
December 31, 1999                      6,976      740,014      78.85      2,000
--------------------------------------------------------------------------------
The 30th Fiscal Year Ended on
December 31, 2000                      6,558      695,673      20.34      2,158
--------------------------------------------------------------------------------
The 31st Fiscal Year Ended on
December 31, 2001                      6,493      688,777      20.69      2,195
--------------------------------------------------------------------------------
The 32nd Fiscal Year Ended on
December 31, 2002                      6,985      740,969      19.08      2,024
--------------------------------------------------------------------------------
The 23rd Fiscal Year Ended on
December 31, 2003                      8,171      866,780      20.25      2,148
================================================================================
2003 end of February                   7,541      799,949      19.61      2,080
--------------------------------------------------------------------------------
            March                      7,561      802,071      19.39      2,057
--------------------------------------------------------------------------------
            April                      7,885      836,441      20.05      2,127
--------------------------------------------------------------------------------
            May                        8,274      877,706      20.90      2,217
--------------------------------------------------------------------------------
            June                       8,352      885,980      20.74      2,200
--------------------------------------------------------------------------------
            July                       8,080      857,126      20.04      2,126
--------------------------------------------------------------------------------
            August                     8,077      856,808      20.12      2,134
--------------------------------------------------------------------------------
            September                  8,171      866,780      20.25      2,148
--------------------------------------------------------------------------------
            October                    8,171      866,780      20.34      2,158
--------------------------------------------------------------------------------
            November                   8,199      869,750      20.45      2,169
--------------------------------------------------------------------------------
            December                   8,439      895,209      20.91      2,218
--------------------------------------------------------------------------------
2004 end of January                    8,473      898,816      21.01      2,229
--------------------------------------------------------------------------------

     (2)  Record of Distributions Paid

          Amount of distributions per Share for the following fiscal years and for each month during the current fiscal year are shown below.

     (Investor Shares)
     -------------------------------------------------------------------
     The 29th Fiscal Year (1/1/99-12/31/99)          2.365           251
     -------------------------------------------------------------------
     The 30th Fiscal Year (1/1/00-12/31/00)          1.460           155
     -------------------------------------------------------------------
     The 31st Fiscal Year (1/1/01-09/30/01)          0.870            92
     -------------------------------------------------------------------
     The 32nd Fiscal Year (10/1/01-09/30/02)         1.667           177
     -------------------------------------------------------------------
     The 33rd Fiscal Year (10/1/02-09/30/03)         0.855            91
     ===================================================================
     2003 End of February                               -              0

                 March                               0.200            21

                 April                                  -              0

                 May                                    -              0

                 June                                0.200            21

                 July                                   -              0

                 August                                 -              0

                 September                           0.215            23

                 October                                -              0

                 November                               -              0

                 December                            0.255            27

     2004 End of January                                -              0
     -------------------------------------------------------------------

     (3)  Record of Changes in Annual Return

          -----------------------------------------------
                  Fiscal Year               Annual Return
          -----------------------------------------------
          24th Fiscal Year
          (1/1/94 - 12/31/94)                    -4.37 %
          -----------------------------------------------
          25th Fiscal Year
          (1/1/95 - 12/31/95)                    28.21 %
          -----------------------------------------------
          26th Fiscal Year
          (1/1/96- 12/31/96)                      8.95 %
          -----------------------------------------------
          27th Fiscal Year
          (1/1/97 - 12/31/97)                    19.48 %
          -----------------------------------------------
          28th Fiscal Year
          (1/1/98- 12/31/98)                     11.57 %
          -----------------------------------------------
          29th Fiscal Year
          (1/1/99 - 12/31/99)                    -4.09 %
          -----------------------------------------------
          30th Fiscal Year                       15.65 %
          (1/1/00 - 12/31/00)
          -----------------------------------------------
          31st  Fiscal Year                       6.00 %
          (1/1/01 - 09/30/01)
          -----------------------------------------------
          32nd  Fiscal Year                       0.28 %
          (10/1/01 - 09/30/02)
          -----------------------------------------------
          33rd Fiscal Year                       10.61 %
          (10/1/02 - 09/30/03)
          -----------------------------------------------

     (Note) Annual Return (%) = 100 x (a - b) / b
                    a = Net Asset Value per share at the end of the fiscal year including total amount of distributions made during such fiscal year
                    b = Net Asset Value per share after distribution at the end of the previous fiscal year.

     (4)  Miscellaneous (Investor Shares)
          (i)  Total Return
               Total Return represents past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both the share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The average annual return includes the fluctuation of the price of the shares, distribution and capital gains; however, the returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

                                                (As of the end of January, 2004)
  ------------------------------------------------------------------------------
                past 1    past 1    past 3    past 5    past 10     Since the
                 month      year     years     years      years    establishment
  ------------------------------------------------------------------------------
  Wellesley      0.48%    11.92%     7.29%     6.74%      9.39%        11.03%
  Income
  Fund
  ------------------------------------------------------------------------------
           * The date of the establishment is July 1, 1970.

(ii) Annual performance

------------------------------------------------------------------
   Year       Capital Return     Income Return      Total Return
------------------------------------------------------------------
2003                    5.1%               4.6%              9.7%
------------------------------------------------------------------
2002                  -0.05%              4.69%             4.64%
------------------------------------------------------------------
2001                   2.20%              5.16%             7.39%
------------------------------------------------------------------
2000                  10.02%              6.15%            16.17%
------------------------------------------------------------------
1999                  -9.17%              5.03%            -4.14%
------------------------------------------------------------------
1998                   6.43%              5.41%            11.84%
------------------------------------------------------------------
1997                  13.79%              6.40%            20.19%
------------------------------------------------------------------
1996                   3.33%              6.09%             9.42%
------------------------------------------------------------------
1995                  21.55%              7.36%            28.91%
------------------------------------------------------------------
1994                 -10.16%              5.72%            -4.44%
------------------------------------------------------------------
1993                   8.16%              6.48%            14.65%
------------------------------------------------------------------
1992                   1.62%              7.06%             8.67%
------------------------------------------------------------------
1991                  12.86%              8.71%            21.57%
------------------------------------------------------------------
1990                  -4.29%              8.04%             3.76%
------------------------------------------------------------------
1989                  11.81%              9.13%            20.93%
------------------------------------------------------------------
1988                   4.74%              8.88%            13.61%
------------------------------------------------------------------
1987                  -8.10%              6.18%            -1.92%
------------------------------------------------------------------
1986                   9.25%              9.09%            18.34%
------------------------------------------------------------------

     * The date of the establishment is July 1, 1970.

  (iii)  Monthly performance

--------------------- ---------------------- ---------------------- ---------------------
          Net Asset              Net Asset              Net Asset              Net Asset
           Value in               Value in               Value in              Value in
          dollar (%)             dollar (%)             dollar (%)            dollar (%)
--------------------- ---------------------- ---------------------- ---------------------
July,           0.68  February,       -2.96  September,       3.66  April,          1.88
1990                  1994                   1997                   2001
--------------------- ---------------------- ---------------------- ---------------------
August,        -3.97  March,          -3.36  October,         0.67  May,            1.02
1990                  1994                   1997                   2001
--------------------- ---------------------- ---------------------- ---------------------
September,     -0.43  April,           0.11  November,        2.44  June,          -0.18
1990                  1994                   1997                   2001
--------------------- ---------------------- ---------------------- ---------------------
October,        1.36  May,             0.66  December,        1.89  July,           1.80
1990                  1994                   1997                   2001
--------------------- ---------------------- ---------------------- ---------------------
November,       3.53  June,           -1.12  January,         0.78  August,         0.67
1990                  1994                   1998                   2001
--------------------- ---------------------- ---------------------- ---------------------
December,       2.05  July,            2.60  February,        1.27  September,     -0.56
1990                  1994                   1998                   2001
--------------------- ---------------------- ---------------------- ---------------------
January,        1.25  August,          0.94  March,           2.51  October,        0.43
1991                  1994                   1998                   2001
--------------------- ---------------------- ---------------------- ---------------------
February,       2.59  September,      -2.67  April,           0.00  November,       0.14
1991                  1994                   1998                   2001
--------------------- ---------------------- ---------------------- ---------------------
March,          1.39  October,        -0.06  May,             0.81  December,       0.57
1991                  1994                   1998                   2001
--------------------- ---------------------- ---------------------- ---------------------
April,          1.02  November,       -1.37  June,            1.11  January,        0.45
1991                  1994                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
May,            1.31  December,        1.03  July,           -1.29  February,       1.65
1991                  1994                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
June,          -1.29  January,         2.87  August,         -2.43  March,         -0.10
1991                  1995                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
July,           2.43  February,        3.08  September,       5.54  April,          0.70
1991                  1995                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
August,         2.37  March,           1.06  October,         0.31  May,            1.33
1991                  1995                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
September,      1.92  April,           2.00  November,        2.38  June,          -0.93
1991                  1995                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
October,        1.62  May,             5.45  December,        0.46  July,          -2.09
1991                  1995                   1998                   2002
--------------------- ---------------------- ---------------------- ---------------------
November,      -0.28  June,            0.87  January,        -0.50  August,         0.86
1991                  1995                   1999                   2002
--------------------- ---------------------- ---------------------- ---------------------
December,       5.52  July,            0.21  February,       -2.86  September,     -2.67
1991                  1995                   1999                   2002
--------------------- ---------------------- ---------------------- ---------------------
January,       -2.77  August,          1.66  March,           0.76  October,        2.31
1992                  1995                   1999                   2002
--------------------- ---------------------- ---------------------- ---------------------
February,      -0.11  September,       2.31  April,           3.22  November,       2.36
1992                  1995                   1999                   2002
--------------------- ---------------------- ---------------------- ---------------------
March,         -0.57  October,         0.76  May,            -0.69  December,       0.82
1992                  1995                   1999                   2002
--------------------- ---------------------- ---------------------- ---------------------
April,          2.04  November,        2.81  June,           -0.07  January,       -1.56
1992                  1995                   1999                   2003
--------------------- ---------------------- ---------------------- ---------------------
May,            2.11  December,        2.68  July,           -1.64  February,       0.10
1992                  1995                   1999                   2003
--------------------- ---------------------- ---------------------- ---------------------
June,           1.07  January,         0.93  August,         -0.95  March,         -0.11
1992                  1996                   1999                   2003
--------------------- ---------------------- ---------------------- ---------------------

--------------------- ---------------------- ---------------------- ---------------------
July,           3.99  February,       -2.18  September,      -0.53  April,          3.40
1992                  1996                   1999                   2003

--------------------- ---------------------- ---------------------- ---------------------
August,         0.49  March,           0.03  October,         0.88  May,            4.24
1992                  1996                   1999                   2003
--------------------- ---------------------- ---------------------- ---------------------
September,      1.03  April,          -0.61  November,       -0.68  June,           0.18
1992                  1996                   1999                   2003
--------------------- ---------------------- ---------------------- ---------------------
October,       -1.51  May,             0.30  December,       -1.04  July,          -3.38
1992                  1996                   1999                   2003
--------------------- ---------------------- ---------------------- ---------------------
November,       0.66  June,            1.33  January,        -1.01  August,         0.40
1992                  1996                   2000                   2003
--------------------- ---------------------- ---------------------- ---------------------
December,       2.10  July,           -0.91  February,       -3.00  September,      1.72
1992                  1996                   2000                   2003
--------------------- ---------------------- ---------------------- ---------------------
January,        1.98  August,          0.92  March,           5.61  October,        0.44
1993                  1996                   2000                   2003
--------------------- ---------------------- ---------------------- ---------------------
February,       3.40  September,       2.89  April,           0.16  November,       0.54
1993                  1996                   2000                   2003
--------------------- ---------------------- ---------------------- ---------------------
March,          1.31  October,         4.14  May,             1.27  December,       3.52
1993                  1996                   2000                   2003
--------------------- ---------------------- ---------------------- ---------------------
April,          0.16  November,        3.69  June,           -0.63  January,        0.48
1993                  1996                   2000                   2004
--------------------- ---------------------- ---------------------- ---------------------
May,            0.52  December,       -1.30  July,             198
1993                  1996                   2000
--------------------- ---------------------- ---------------------- ---------------------
June,           2.36  January,         1.32  August,          2.93
1993                  1997                   2000
--------------------- ---------------------- ---------------------- ------------- -----------
July,           0.98  February,        0.67  September,       1.85
1993                  1997                   2000
--------------------- ---------------------- ---------------------- ------------- -----------
August,         3.37  March,          -2.55  October,         1.21
1993                  1997                   2000
--------------------- ---------------------- ---------------------- ------------- -----------
September,      0.65  April,           2.16  November,        1.20
1993                  1997                   2000
--------------------- ---------------------- ---------------------- ------------- -----------
October,        0.45  May,             2.65  December,        3.80
1993                  1997                   2000
--------------------- ---------------------- ---------------------- ------------- -----------
November,      -2.23  June,            2.20  January,         0.25
1993                  1997                   2001
--------------------- ---------------------- ---------------------- ------------- -----------
December,       0.93  July,            5.97  February,        1.23
1993                  1997                   2001
--------------------- ---------------------- ---------------------- ------------- -----------
January,        1.87  August,         -2.24  March,          -0.07
1994                  1997                   2001
--------------------- ---------------------- ---------------------- ------------- -----------

     (iv) The contents of the portfolio

          Fund Asset Allocation
          ---------------------
          Cash          1.53%
          Bonds         61.11%
          Shares        37.36%

-------------------------------------------------------------------------
The fluctuation of sell and purchase (annual base)                   28%
-------------------------------------------------------------------------
The ratio of cash holdings                                         1.53%
-------------------------------------------------------------------------

Characteristics of Share
--------------------------------------------------------------------------------
The number of the shares                                                     51
--------------------------------------------------------------------------------
The average market capital (Median)                      28.891 billion dollars
--------------------------------------------------------------------------------
PER                                                                       14.6x
--------------------------------------------------------------------------------
PBR                                                                       2.54x
--------------------------------------------------------------------------------
ROE                                                                       19.1%
--------------------------------------------------------------------------------
The growth rate of profit                                                  3.2%
--------------------------------------------------------------------------------
Shares of non-U.S. issuers                                                 2.5%
--------------------------------------------------------------------------------


Characteristics of Bonds
-----------------------------------------------------------------------
The number of the brands of the Bonds                              293
-----------------------------------------------------------------------
The ultimate return                                               3.9%
-----------------------------------------------------------------------
The average coupon                                                5.8%
-----------------------------------------------------------------------
The average year of return                                   7.6 years
-----------------------------------------------------------------------
The average quality of bonds                                        A1
-----------------------------------------------------------------------
The average of duration                                      5.3 years
-----------------------------------------------------------------------


Diversification by issuer [The percentage of bonds]
---------------------------------------------------
Industrial                                  45.55%
---------------------------------------------------
Finance                                     36.21%
---------------------------------------------------
Utilities                                    9.89%
---------------------------------------------------
Government Mortgage-Backed                   3.39%
---------------------------------------------------
Non-U.S.                                     3.86%
---------------------------------------------------
U.S. Treasury / Agency                        0.0%
---------------------------------------------------
Asset-Backed                                 1.10%
---------------------------------------------------
Commercial Mortgage-Backed                    0.0%
---------------------------------------------------
Others                                        0.0%
---------------------------------------------------
Total                                       100.0%
---------------------------------------------------

Diversification by rating [The percentage of the bonds]
------------------------------------------------------------
U.S. Treasury/Agency                                   3.4%
------------------------------------------------------------
AAA                                                    9.8%
------------------------------------------------------------
AA1                                                    3.4%
------------------------------------------------------------
AA2                                                    7.9%
------------------------------------------------------------
AA3                                                   15.7%
------------------------------------------------------------
A1                                                    17.2%
------------------------------------------------------------
A2                                                    16.4%
------------------------------------------------------------
A3                                                    14.5%
------------------------------------------------------------
BAA1                                                   6.0%
------------------------------------------------------------
BAA2                                                   3.8%
------------------------------------------------------------
BAA3                                                   0.8%
------------------------------------------------------------
BA1                                                    0.0%
------------------------------------------------------------
BA2                                                    0.0%
------------------------------------------------------------
BA3                                                    0.0%
------------------------------------------------------------
B1                                                     0.0%
------------------------------------------------------------
B2                                                     0.0%
------------------------------------------------------------
B3                                                     0.0%
------------------------------------------------------------
CAA                                                    0.0%
------------------------------------------------------------
CA                                                     0.0%
------------------------------------------------------------
C                                                      0.0%
------------------------------------------------------------
Default                                                0.0%
------------------------------------------------------------
Not rated                                              1.1%
------------------------------------------------------------
Total                                                100.0%
------------------------------------------------------------


(v) Risk analysis
-------------------------------------------
R Squared                         0.28
-------------------------------------------
Beta                              0.16
-------------------------------------------

* R Squared and Beta are calculated from trailing 36-month fund returns relative to the Standard & Poor's 500 Index.
* "R Squared" is a measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be
     1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
* "Beta" is a measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.

     (5)  RECORD OF SALES AND REPURCHASE
               Record of sales and repurchase as of the end of each fiscal year and number of outstanding Shares of the Fund as of the end of each fiscal year are as follows:

         (Investor Shares)
         -----------------------------------------------------------------------
                                Number of         Number of      Number of Out-
                               Shares Sold   Shares Repurchased  standing Shares
                                  (000)             (000)             (000)
         -----------------------------------------------------------------------
         The 24th Fiscal Year      106,735        (86,104)           333,156
         1/1/94-12/31/94           (-)              (-)              (-)
         -----------------------------------------------------------------------
         The 25th Fiscal Year      72,290         (54,185)           351,261
         1/1/95-12/31/95           (-)              (-)              (-)
         -----------------------------------------------------------------------
         The 26th Fiscal Year      71,401         (80,687)           341,975
         1/1/96-12/31/96           (-)              (-)              (-)
         -----------------------------------------------------------------------
         The 27th Fiscal Year      72,798         (65,083)           349,690
         1/1/97-12/31/97           (-)              (-)              (-)
         -----------------------------------------------------------------------
         The 28th Fiscal Year      87,548         (53,098)           384,140
         1/1/98-12/31/98           (-)              (-)              (-)
         -----------------------------------------------------------------------
         The 29th Fiscal Year      74,058         (88,183)           370,016
         1/1/99-12/31/99           (-)              (-)              (-)
         -----------------------------------------------------------------------
         The 30th Fiscal Year      38,765         (86,399)           322,381
         1/1/00-12/31/00          (117,940)         (375)           (117,565)
         -----------------------------------------------------------------------
         The 31st Fiscal Year      54,183         (62,786)           313,778
         1/1/01-09/30/01          (137,525)       (7,676)           (247,414)
         -----------------------------------------------------------------------
         The 32nd Fiscal Year      105,604        (53,204)           366,179
         10/1/01-09/30/02         (363,195)       (65,001)          (545,608)
         -----------------------------------------------------------------------
         The 33rd Fiscal Year      104,220        (66,957)           403,442
         10/1/02-09/30/03         (189,565)       (178,501)         (556,672)
         -----------------------------------------------------------------------

6. MANAGEMENT AND ADMINISTRATION

(1) OUTLINE OF MANAGEMENT OF ASSETS, ETC.:

A.   Valuation of Assets:
          The Fund's Share price, called its "net asset value", or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange ("the Exchange"), generally 4 p.m., U.S. Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds non-U.S. securities that trade on non-U.S. markets that are open.
          Stocks held by a Vanguard fund are valued at their "market value" when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any non-U.S. securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
          When pricing-service information or reliable market quotations are not readily available, securities are priced at their "fair-value", calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with non-U.S. securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
B.   Procedures for Subscription (Sales)
     a.   Procedures for Subscription in the United States
               Investors buy Shares at the Fund's NAV as of their "trade date". For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), receive a trade date of the same day, and purchase requests received after that time will receive a trade date of the first business day following the date of receipt.
     b.   Procedures for Subscription in Japan
               In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in "8. Period of Subscription, Part I Information Concerning Securities" of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the "Contract") and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares.
               The issue price for Shares during the subscription period shall be, in principal, the NAV per Share next calculated after the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company accepts the order. The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Day. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.60% multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.
               Shareholders will receive from the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Sales Handling

          Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree.
               In addition, the Sales Handling Companies in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than (Y)100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.
C.   Procedures for Repurchase of Shares:
     a.   Procedures for Repurchase in the United States
               Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. Shares are redeemed at the Fund's next-determined NAV after Vanguard receives the redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder's cost, depending on the market value of the securities held by the Fund.
     b.   Procedures for Repurchase in Japan
               Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to The Vanguard Group, Inc. One share is acceptable as the minimum redemption amount.
               The price a Shareholder in Japan will receive is the NAV next calculated after the Fund receives the repurchase request from the Sales Handling Company.

          The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Day.
               Although the Account Administration Fee is funded from a Shareholder's account of Daiwa MRF and then DKA's MMF (balances invested for periods greater than thirty-days), if there is an insufficient balance, the Distributor may redeem Shareholder's Shares in the Fund or Funds in which the Shareholder is invested. If the Shareholder holds Shares in more than one Fund the Distributor shall redeem Shares in the following order:
               (i)  Vanguard Small-Cap Index Fund
               (ii) Vanguard Wellesley Income Fund
               (iii) Vanguard Total Stock Market Index Fund
          Please refer to "4. Fees and Tax, (4) Other Expenses, Account Administration Fee" in detail.
D.   Suspension of Repurchase:
          The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC,
     (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.
          The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.
E.   Conversion of Shares:
          In Japan, Shares cannot be converted to securities of other classes or series of the Trust.
F.   Custody of Shares:
          To eliminate the need for safekeeping, the Fund will not issue certificates for Shares.
G.   Duration Period:

          Unless terminated as provided in the Agreement and Declaration of the Trust, the Trust shall continue without limitation of time.
H.   Fiscal Year:
          The accounts of the Fund will be closed each year on September 30th.

I.   Miscellaneous:
(1)  Dissolution of Fund
          The Trust may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders of that series.
(2)  Procedures  concerning  the  Changes  of  Agreements  between  the  Related
     Companies:
     (i)  Agreement and Declaration of Trust:
          Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.
          In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.
     (ii) Agent Company Agreement
          Agent Company Agreement shall be effective until terminated upon notice, three (3) months prior to the termination date, in writing to the other party. The Agreement shall be governed by and construed in accordance with the laws of Japan.
     (iii) Shares Distribution and Redemption Agreement

          Shares Distribution and Redemption Agreement shall continue in effect until terminated upon three (3) months' prior notice in writing to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan. Any action brought under the agreement for indemnification or otherwise shall be brought in the Tokyo District Court and VGI submits to jurisdiction of the Tokyo District.
     (iv) Investment Advisory Agreement
          Investment Advisory Agreement may be terminated at any time without penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Investment Adviser, and this Agreement may be terminated by Investment Adviser on ninety days' written notice to the Fund.
     (v)  Global Custody Agreement
          Either party may terminate Global Custody Agreement by notice in writing, delivered or dispatched by registered mail to the other party hereto, not less than sixty (60) days' prior to the date upon which such termination becomes effective. The agreement shall be subject to and construed in accordance with law of New York State.
     (vi) Funds' Service Agreement
          Either party may terminate Investment Fund Service Agreement by notice in writing, delivered or dispatched by registered mail to the other party, not less than ninety (90) days prior to the date upon which such termination becomes effective.

(2) OUTLINE OF DISCLOSURE SYSTEM:
(A)  Disclosure in U.S.A.:
     (i)  Disclosure to the SEC
          The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.
     (ii) Disclosure to Shareholders
          In accordance with the 1940 Act, the Fund is required to send to its Shareholders annual and semi-annual reports containing financial information.

(B)  Disclosure in Japan:
     a.   Disclosure to the Supervisory Authority
     (i)  Disclosure Required under the Securities and Exchange Law:
          When the Trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance. The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statement. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.
     (ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies
          If the Management Company conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law
          No.198, 1951) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Management Company amends the Agreement and Declaration of Trust, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.
     b.   Disclosure to Japanese Shareholders:
          If the Management Company makes any amendment to the Agreement and Declaration Trust, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the Shareholders known in Japan. Provided, however, that if the said written documents are delivered to all the Shareholders in Japan, the relevant public notice is not required to be given. The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.
          The above-described Management Report on the Fund will be sent to the Shareholders known in Japan.

(3)  INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.
     (1)  Rights of Shareholders and Procedures for Their Exercise:
          Shareholders in Japan must generally register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.
          Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.
          The major rights enjoyed by Shareholders are as follows:

     (i)  Voting rights
          Shareholders of the Fund are entitled to vote on a matter if: (i) a Shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares; or (iii) the Trustees determine that it is necessary or desirable to obtain a Shareholder vote. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of Shareholders representing 10% or more of the Fund's net assets, and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, Shareholders of the Fund receive one vote for each U.S. Dollar of net asset value owned on the record date, and a fractional vote for each fractional Dollar of net asset value owned on the record date. However, only the Shares of the Fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote. Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.
     (ii) Repurchase rights
          Shareholders are entitled to request repurchase of Shares at the Shares' Net Asset Value.
     (iii) Rights to receive dividends
          The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No Shares have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid ratably to all Shareholders of the Fund (or class) according to the number of Shares of the Fund (or class) held by

          Shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
     (iv) Right to receive distributions upon dissolution
          Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.
     (v)  Right to inspect accounting books and the like
          Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court the accounting books and the minutes of any Shareholders' meetings.
     (vi) Right to Transfer Shares
          Shares are transferable within Japan to Japanese investors without restriction except as limited by applicable law.

     (2)  Foreign Exchange Control:
          In  the  United  States,   there  are  no  foreign   exchange  control
     restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

     (3)  Agent in Japan:

          Mori, Hamada & Matsumoto
          JFE Building
          1-2, Marunouchi 2-chome
          Chiyoda-ku, Tokyo


     The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of;
     (i) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and
     (ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

     The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

          Ken Miura
          Attorney-at-law
          Hamada & Matsumoto
          JFE Building
          1-2, Marunouchi 2-chome
          Chiyoda-ku, Tokyo

     (4)  Jurisdiction:
          Limited only to litigation brought by Japanese investors regarding transactions relating to (3)(ii) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto. The enforcement procedures of the judgment are done in accordance with the Japanese laws.

          Tokyo District Court
          1-4, Kasumigaseki 1-chome
          Chiyoda-ku, Tokyo

                      II. FINANCIAL CONDITIONS OF THE FUND

1.   FINANCIAL STATEMENTS

     The following financial statements in the Japanese language of the Fund for the recent two years are the translations into the Japanese language of its original audited financial statements prepared by the Fund (except for Japanese Yen amount converted). These translations are incorporated into this document by application of the proviso of the Article 127-5 of the "Regulations Concerning the Terms, Forms and Methods of Preparation of Financial Statements, Etc. (Ministry of Finance Ordinance No. 59 of 1963)" in accordance with the "Ministerial Ordinance re: Disclosure of Information, Etc. of the Specified Securities (Ministry of Finance Ordinance No. 22 of 1993)".

     The above original financial statements of the Fund are audited by PricewaterhouseCoopers LLP who are the auditors in the Fund's home country. Its audit reports are obtained as shown on the following pages.

b.   The  original  financial  statements  of the  Fund  are  expressed  in U.S.
     Dollars. The Japanese translations of the financial statements contain certain Japanese Yen amounts converted. Such conversion is made at the rate which is the mean of T.T. selling and buying exchange rates vis-a-vis customers quoted by The Bank of Tokyo-Mitsubishi, Ltd. on January 30, 2004 (US$1= (Y)106.08). The Yen amounts are rounded in thousands.

2.   CONDITION OF THE FUND

     Statement of Net Assets (As of the end of January 2004)

     (Admiral Shares and Investor Shares)

--------------------------------------------------------------------------------
                                                   As of the end of January 2004
--------------------------------------------------------------------------------
                                              US$             JPY (in thousands,
                                                                 except (e))
--------------------------------------------------------------------------------
a. Total Assets                     10,085,687,051.54              1,069,889,682
--------------------------------------------------------------------------------
b. Total Liabilities                   249,010,691.69                 26,415,054
--------------------------------------------------------------------------------
C. Total Net Assets                  9,836,676,359.85              1,043,474,628
              (a-b)
--------------------------------------------------------------------------------
d. Total Number of Shares                     430,142,302.50 shares
   Outstanding
--------------------------------------------------------------------------------
e. Net Asset Value                              22.87                     Y2,426
   per Share (c/d)
--------------------------------------------------------------------------------

(Note 1)  Total Net Assets for Investor Shares = $8,472,754,459.77

(Note 2)  Total Number of Shares Outstanding for Investor Shares =
          403,347,085.218

(Note 3)  Net Asset Value Per Share for Investor Shares = 21.0061

                            III. OUTLINE OF THE TRUST

1.   Outline of the Trust
(1)  Amount of Capital Stock
          Not applicable.

(2)  Structure of the Management of the Fund
          The Trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that the Trustees have the power to do all things and execute all instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Fund.
          The number of Trustees shall be from 1 to 15 as fixed from time to time by the Trustees. If any vacancies shall exist, the remaining Trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The Trustees shall hold office during the lifetime of this Fund and until its termination or until he or she resigns, is removed or dies.
          The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the Trustees. The Trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the Board of Trustees.
          Under the Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of the Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and
     (iii) on such other matters as the Trustees may consider necessary or desirable unless otherwise required by law, each

     Shareholder shall have one vote for each U.S. Dollar (and a fractional vote for each fractional Dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of Trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.
          Meetings of the Shareholders may be called by the Trustees. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Fund.
          Except as otherwise provided by the Investment Company Act of 1940 or in the Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.
          The Trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Agreement and Declaration of Trust to provide for the conduct of the business of the Fund. The By-Laws contemplate that the Trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The Trustees may elect or appoint such other officers or agents as the business of the Fund may require. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The Trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.

          The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any Trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each Trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each Trustee, or personally delivered to him at least one day before the meeting.
          A majority of the Trustees present in person at any regular or special meeting of the Trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Agreement and Declaration of Trust or the Trust's By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting at which a quorum is present, or by written consent of all of the Trustees.
          The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers and Shareholders of the Fund under the circumstances and on the terms specified therein.

2.   DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION
          The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained The Vanguard Group, Inc., as Investment Management Company and Transfer and Dividend-Paying Agent, Wellington Management Company, LLP, as Investment Adviser, and JPMorgan Chase Bank, as Custodian, to hold the assets of the Trust in custody.

3.   RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES:
          The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

4.   MISCELLANEOUS
     (1) Changes of Trustees and Officers Trustees may be removed by, among other things, a vote representing two-thirds of the total net asset value of all shares of the Fund. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate, provided, however, that the number of Trustees shall in no event be more than 15. The Trustees may elect and remove officers as they consider appropriate.
     (2) Amendment to the Agreement and Declaration of Trust The Agreement and Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office.
     (3) Litigation and Other Significant Events Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year-end for Vanguard Wellesley Income Fund is September 30th.

                   IV. OUTLINE OF THE OTHER RELATED COMPANIES

(A) The Vanguard Group, Inc. (the "Investment Manager" and the "Transfer and Dividend-Paying Agent")
     (1) Amount of Capital as of the end of January, 2004 $100,032,000 (approximately (Y)10,611,394,560)
     (2)  Description of Business
          The Vanguard  Group,  Inc. was  established  in 1974 under the laws of
          Pennsylvania  and is  registered  as an  investment  adviser under the
          Investment Advisers Act of 1940. The Vanguard Group, Inc. was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the Shareholders of the Fund and other members of The Vanguard Group of Investment Companies (separately, the "Vanguard funds"). The Amended and Restated Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in The Vanguard Group, Inc. as contributions to Vanguard's capitalization, and that there is no limit on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At September 30, 2003, the Fund had contributed capital of $1,572,000 to Vanguard, representing 0.02% of the Fund's net assets, and 1.57% of Vanguard's capitalization.
     (3)  Outline of Business Relationship with the Fund
          The Vanguard Group, Inc. acts as investment manager and transfer and dividend-paying agent to the Fund.

(B)  JPMorgan Chase Bank (the "Custodian")
     (1)  Amount of Capital as of the end of January, 2004
          $793 billion (approximately(Y)84,121 billion)
     (2)  Description of Business
          JPMorgan Chase Bank engages in business as a financial institution.
     (3)  Outline of Business Relationship with the Fund

          JPMorgan Chase Bank serves as the Fund's custodian. The custodian is responsible for maintaining the Fund's assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

(C)  Wellington Management Company, LLP (the "Investment Adviser")
     (1)  Amount of partners' contribution
          $343,854,000 (unaudited) (approximately(Y)36,476.03 million) as of the end of December, 2003
     (2)  Description of Business
          Wellington Management Company, LLP ("WMC") is an investment advisory firm founded in 1928. WMC managed more than $353 billion in assets, including all or part of 16 Vanguard funds as of September 30, 2003. WMC manages the Fund subject to the supervision and oversight of the officers and Trustees of the Fund.
     (3)  Outline of Business Relationship with the Fund
          The Fund employs WMC under an investment advisory agreement to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. The Fund pays WMC its advisory fee at the end of each fiscal quarter. The fee is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. The advisory fee may be increased or decreased based on the Fund's cumulative total return over a trailing 36-month period as compared with that of the Wellesley Composite Index over the same period.
               Under the terms of an SEC  exemptive  order,  the Fund's Board of
          Trustees may, without prior approval from Shareholders, change the terms of an advisory agreement or hire a new investment adviser - either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to Shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group, Inc. may provide investment advisory services to the Fund, on an at-cost basis, at any time.

(D)  Monex, Inc. (the "Agent Company" and the "Distributor in Japan")
     (1)  Amount of Capital:

          (Y)6,262,815,137 as of the end of January 2004
     (2)  Description of Business:
          Monex, Inc. engages in business as a securities company in Japan.
     (3) Outline of Business Relationship with the Fund: Monex, Inc. acts as the Agent Company and the Distributor in Japan.

(D)  Capital Relationships
               The Trust contributed 1.57% of the capitalization of The Vanguard Group, Inc. as of September 30, 2003.

    V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1.   Transfer of the Shares
          The transfer agent for the Shares is The Vanguard Group, Inc., whose address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
          The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.
          No fee is chargeable for the transfer of Shares.
2.   The Closing Period of the Shareholders' Book
          No provision is made.
3. There are no annual Shareholders' meetings. Special Shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.
4. No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.

           VI. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN DELAWARE

     A.   Outline of the Investment Trusts in Delaware

     Delaware statutory trusts are governed by Chapter 38 of Title 12 of the Delaware Code. See Section I. 1(4) for a summary of the provisions contained in Chapter 38. To form a trust, a governing instrument is entered into and a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware statutory trusts are a common organizational form for U.S. registered management investment companies, commonly called "mutual funds".

     B. The System of Mutual Funds created as Delaware Statutory Trusts in Delaware

     A Delaware statutory trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial interests) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, the business and affairs of a Delaware statutory trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Statutory Trust Act.

     Additionally, as a registered investment company (mutual fund), a Delaware statutory trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware statutory trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

     (1)  Formation of a Delaware Statutory Trust

          A Delaware statutory trust is formed by a governing instrument ("Agreement and Declaration of Trust") and the filing of a certificate of trust ("Certificate of Trust") pursuant to section 3810 of the Delaware Statutory Trust Act. Property of the trust is transferred to the trustees in accordance with the Agreement and Declaration of Trust, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

          The Agreement and Declaration of Trust generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

          To become a registered mutual fund, a registration statement must be filed with the SEC under the Securities Act of 1933 and an election made under the 1940 Act.

     (2)  Issuance of Shares

          In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the Internal Revenue Code. The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

     (3)  Management and Operation of a Mutual Fund

          Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment adviser. The requirements for becoming an investment adviser for a mutual fund are that the adviser must be a registered investment adviser under the Investment Advisers Act of 1940, and must have been approved by the Board of Trustees/Directors of a fund and its shareholders. The investment adviser discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

          An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment adviser. An investment adviser generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

a.   Valuation of Assets

          The fund's net asset value per share is calculated each business day of the fund, and it is furnished to the National Association of Securities Dealers, Inc. (the "NASD"). Major newspapers in the United States obtain the information from the NASD and report such information on a daily basis. The total net asset value of the fund is determined by subtracting the fund's total liabilities from its total assets. The net asset value per share of the fund is determined by dividing the fund's net assets by the total number of shares outstanding at the time of calculation.

b.   Sale, Redemption and Custody of Shares

     (i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

     (ii) Redemption of shares shall be made for one share or its multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

     (iii) Custody of Shares

          Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are issued only on request of the shareholder, if available. The transfer agent will furnish such shareholders with detailed statements of their accounts. In cases where certificates for shares have been issued to investors, such
          certificates   for   shares  are   usually  in  the   custody  of  the
          shareholders.

c.   Outline of Disclosure Requirements

     (i)  Disclosure to shareholders

          In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

     (ii) Disclosure to the SEC

          Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

d.   Shareholders' Rights and Procedures for the Exercise Thereof

          Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

     (i)  Voting rights

          Shareholders are entitled to one vote for each dollar of net asset value (determined as of the applicable record date) and a proportionate fractional vote for each fractional dollar amount owned with respect to any matter Shareholders are entitled to vote under the fund's Declaration of Trust, By-laws or any applicable law. Voting rights shall be exercised at a shareholders meeting, or without meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on a subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

     (ii) Redemption rights

          Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

     (iii) Right to receive dividends

          Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

     (iv) Right to receive distributions upon dissolution

          Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them.

     (v)  Right to inspect accounting books and the like

          Shareholders are entitled to inspect the Agreement and Declaration of Trust and, subject to the discretion of the court, the fund's accounting books and minutes of shareholders' meetings.

     (vi) Right to transfer shares

          Shares are transferable without restriction.

     (vii) Rights with respect to the U.S. registration statement

          The Securities Act of 1933 provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

e.   Related Company and Others

     (i)  Investment management company

          The investment management company shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment management company are that the manager must be a registered investment adviser under the Investment Advisers Act of 1940 and must have been approved by the Board of Trustees/Directors of a fund and its shareholders.

     (ii) Investment adviser

          The investment adviser is usually the investment management company which ordinarily sponsors or organizes the mutual fund. The duties of the investment adviser are similar to those of the investment management company and include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in the investment advisory agreement.

     (iii) Underwriter-distributor

          The underwriter-distributor is usually connected with the investment adviser. Frequently, the underwriter-distributor is a subsidiary of the investment adviser. The underwriter-distributor must register as a broker-dealer with the SEC and must join the NASD.

     (iv) Custodian

          The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

f.   Governing Laws and Competent Authorities

     (i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware statutory trust

          A Delaware statutory trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the United States Internal Revenue Code, and regulations promulgated under each statute. With respect to the sale of its shares, the fund is subject to the Securities Act of 1933, the Securities Exchange Act of 1934, the Blue Sky laws (state securities laws of the various states in the U.S.) and the regulations promulgated under said law. In addition, a Delaware statutory trust and its trustees may be subject to common law principles established through judicial decisions.

     The substance of the governing law is as follows:


          Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.("Treatment of Delaware Statutory Trusts"))
          Chapter 38 provides as follows:
          Delaware has had in effect since October 1, 1988, the Statutory Trust Act which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions. The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

          Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein. To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or the beneficial owners, such persons duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

     Common Law

          Common law is non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware statutory trusts and trustees of such trusts.

     Investment Company Act of 1940

          The Investment Company Act of 1940 (the "1940 Act") gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of the fund's assets and, more generally, the fund's business and conduct.

     Securities Act of 1933

          The Securities Act of 1933 (the "1933 Act") regulates the registration of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

     Securities Exchange Act of 1934

          The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities market as well as extensive regulations relating to securities dealers.

     The Internal Revenue Code of 1986

          The Code provides for the qualification of a fund to be treated as a regulated investment company.

     (ii) Outline of the Supervisory Authorities

          A Delaware statutory trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

     The SEC

(a)  Acceptance of registration applications

     (Sections 7 and 8 of the 1940 Act)

          An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(b)  Suspension or revocation of registration as a registered company

     (Section 8 of the 1940 Act)

          An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(c)  Supervision of changes in trustees and officers

     (Section 9(b) of the 1940 Act)

          The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain federal securities laws.

(d)  Examination of registration statement

     (Sections 5, 8 and 10 of the 1933 Act)

          In order to sell shares to the public, a fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it is defective, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(e)  Supervision of the business

     (Section 12 of the 1940 Act)

          The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(f)  Acceptance of periodic reports

     (Section 30 of the 1940 Act)

          The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

     State Securities Supervisory Authorities

(a)  Provisions concerning licenses

          Most states require brokers, dealers, securities salespersons, and investment advisers either to acquire licenses from the state or, at least, to be registered with a state agency.

(b)  Provisions concerning registration of securities

          Each of the 50 states requires notification of the availability of shares upon registration of the Fund's shares with the U.S. Securities and Exchange Commission prior to any lawful sale or offer to sell.

(c)  Provisions concerning prevention of fraud

          In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g.   Dissolution, Termination, etc.

     (i)  Dissolution and termination

          Under the Delaware Statutory Trust Act, the dissolution and termination of a statutory trust are governed by the Agreement and Declaration of Trust. Subject to the terms of the Agreement and Declaration of Trust and applicable securities laws, dissolution and termination may require approval of the trust's Board of Trustees, notification of shareholders and the filing of appropriate documents with the SEC. To liquidate a trust, all of the assets of the trust must be distributed to its creditors and shareholders in accordance with applicable law.

     (ii) Amendments to the trust agreements

          Amendments to the Agreement and Declaration of Trust of a statutory trust are governed by the terms of the Agreement and Declaration of Trust and applicable securities laws and, subject to the terms of the applicable Agreement and Declaration of Trust and securities laws, may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders or as may be required by the 1940 Act, by approval of the holders of a majority of the outstanding shares.

h.   Taxation of the Delaware statutory trust

          If a fund complied with the conditions contained in Section 851 of the Internal Revenue Code, the fund is qualified as a regulated investment company, and distributes all of its net investment income and net capital gains, if any, to shareholders annually. Thus it will be relieved of any federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income and net long-term gains are taxable as capital gains regardless of how long the shareholder has held the shares of the fund.

                           VII. REFERENCE INFORMATION

The following documents have been filed with the Director of Kanto Local Finance Bureau.

March 31, 2003               Securities Registration Statement
                             Annual Securities Report (The 32nd Account Period)
June 30, 2003                Semi-annual Report (during the 33rd Account Period)
                             Amendment to Securities Registration Statement
December 26, 2003            Amendment to Securities Registration Statement